Exhibit 99.9

COACH HUDSON YARDS CASE STUDY NOVEMBER 21, 2013 CBRE

More than 500 Coach stores in N.A. and more than 300 directly-operated locations in Japan, China, Singapore, Taiwan, Malaysia. $15B MARKET CAP $5B SALES $2B NET WORTH $1B CASH 2013 COACH BACKGROUND Coach sold to Sara Lee for $30 million. 1985

2007: CBRE RETAINED

IN THE NEIGHBORHOOD GOAL 2007-2008: CRITERIA DEVELOPED

IN THE NEIGHBORHOOD EXISTING MANHATTAN BUILDINGS

IN THE NEIGHBORHOOD EXISTING MANHATTAN BUILDINGS

IN THE NEIGHBORHOOD LARGER THAN 500,000 RSF EXISTING MANHATTAN BUILDINGS

IN THE NEIGHBORHOOD FLOORPLATES >25,000 RSF LARGER THAN 500,000 RSF EXISTING MANHATTAN BUILDINGS

IN THE NEIGHBORHOOD GEOGRAPHICALLY ACCEPTABLE FLOORPLATES >25,000 RSF LARGER THAN 500,000 RSF EXISTING MANHATTAN BUILDINGS

IN THE NEIGHBORHOOD ACCEPTABLE IMAGE GEOGRAPHICALLY ACCEPTABLE FLOORPLATES >25,000 RSF LARGER THAN 500,000 RSF EXISTING MANHATTAN BUILDINGS

2009-2010: STUDYING THE MARKET

2005 EASTERN YARDS ZONING APPROVED HUDSON RAIL YARDS 2009 WESTERN YARDS ZONING APPROVED HUDSON RAIL YARDS

3.9M RSF Office 1.5M SF Residential 1.0M SF Retail 300,000 SF Hotel 200,000 SF Cultural EASTERN RAIL YARDS TERRA FIRMA

2008: RELATED SELECTED AS DEVELOPER

THERE WERE TWO HUDSON YARDS AND THEN

39,518 SF footprint Owned and optioned parcels 24 FAR 948,432 ZSF potential (1.1 RSF) 10 FAR - As of right 8 FAR - District Improvement Fund (cheap $) 6 FAR - HYDC (FMV) 40% PILOT discount if: First 5 mm ZSF > 1mm ZSF > 90% commercial use Alloy agrees to JV with Boston Properties ALLOY SITE

HUDSON YARDS 2009: PHASE I OF HIGHLINE OPENS

HUDSON YARDS BUT COACH EXECS NOT BELIEVERS

COACH

DEAL STRUCTURING USE / OPPORTUNITY COST OF $$

600,000-750,000 RSF Ownership – Condo Land price + cost of construction 40% PILOT Reduction THE BASICS

REED KRAKOFF THE VISION THING

TERM SHEET JV structure Land price Development fee Cost allocation methodology GMP Funding process/timing ERY CAM (phasing) Lobby/elevator bank Initial/future expansion Major approval areas (JV) Retail/office restrictions Holdover indemnity ROFN Exclusivity period

Sale to Related with closing upon Coach relocation WHAT ABOUT 516?

CELEBRATION #1 (SEPT. 2011): Letter of Intent

MORE TO DO Construction logistics Budgets – GMP, Coach specific item allowances Change order process Hurricane Sandy Related guarantees Project Labor Agreement (PLA) Condo dec and by laws Signage

CELEBRATION #2 (DEC. 2012): Groundbreaking

STAYING ON TRACK

Available 295,000 RSF SHOW ME THE OCCUPANCY FINANCING

THE CLOSING: April 10, 2013 MTA lease KIA equity JPMC equity Starwood loan MTA Intercreditor agreements SNDAS Escrow agreement Joint Venture agreement Development agreement Condo dec PSA for 516 Related guarantees Expansion lease L’Oreal lease SAP lease

CELEBRATION #3: The Cocktail Party (After the Closing) April 2013: 200+ Active Participants

COACH

COACH

HUDSON YARDS CASE STUDY

NOVEMBER 21, 2013

CBRE

COACH BACKGROUND

1941

Founded in a Manhattan loft on 34th Street. Known as a partnership called Gail Leather Products, it employs six local artisans that make leather goods by hand.

1946-50

Miles and Lillian Cahn join the company. Cahn eventually takes over the business and runs it mainly by himself.



1960s

Cahn hires Bonnie Cashin, who revolutionizes the handbag's design.



1970s & 1980s

Coach opens a mail-order business and several specialty stores and becomes a household name.

1985

Coach sold to Sara Lee for $30 million.

2000

Coach IPO @ $16
Lew Frankfort, CEO
Reed Krakoff, Designer




COACH
LEATHERWARE

2013

More than 500 Coach stores in N.A. and more than 300 directly-operated locations in Japan, China, Singapore, Taiwan, Malaysia.

- $15B MARKET CAP
- $5B SALES
- $2B NET WORTH
- $1B CASH

2007: CBRE RETAINED


COACH
510-516 WEST 34TH STREET
• 220,000 – 270,000 RSF
• Lease → Own
COACH
450 WEST 33RD STREET
• Expanded from 135,000 to 200,000 RSF
• 6/30/2015 LXD

2007-2008: CRITERIA DEVELOPED



COACH — GOAL → WAREHOUSE IN THE NEIGHBORHOOD


S. BONDED





WAREHOUSE

IN THE NEIGHBORHOOD

EXISTING MANHATTAN BUILDINGS


COACH
COACH

WAREHOUSE
IN THE NEIGHBORHOOD

EXISTING MANHATTAN BUILDINGS

LARGER THAN 500,000 RSF


COACH
COACH

WAREHOUSE

IN THE NEIGHBORHOOD

- EXISTING MANHATTAN BUILDINGS
- LARGER THAN 500,000 RSF
- FLOORPLATES >25,000 RSF


COACH
COACH


WAREHOUSE
IN THE NEIGHBORHOOD
EXISTING MANHATTAN BUILDINGS
LARGER THAN 500,000 RSF
FLOORPLATES >25,000 RSF
GEOGRAPHICALLY ACCEPTABLE
COACH
COACH

WAREHOUSE
IN THE NEIGHBORHOOD

- EXISTING MANHATTAN BUILDINGS
- LARGER THAN 500,000 RSF
- FLOORPLATES >25,000 RSF
- GEOGRAPHICALLY ACCEPTABLE
- POTENTIAL BLOCK AVAILABLE



WAREHOUSE

IN THE NEIGHBORHOOD


EXISTING MANHATTAN BUILDINGS
LARGER THAN 500,000 RSF
FLOORPLATES >25,000 RSF
GEOGRAPHICALLY ACCEPTABLE
POTENTIAL BLOCK AVAILABLE
ACCEPTABLE IMAGE


COACH
COACH


2009-2010: STUDYING THE MARKET
WAREHOUSE
NEW CONSTRUCTION


2005
EASTERN YARDS
ZONING APPROVED
2009
WESTERN YARDS
ZONING APPROVED
HUDSON RAIL YARDS


EASTERN RAIL YARDS
• 3.9M RSF Office
• 1.5M SF Residential
• 1.0M SF Retail
• 300,000 SF Hotel
• 200,000 SF Cultural
34TH ST
ONE HUDSON BLVD
7
HUDSON PARK & BLVD
COACH
33RD ST
RES
HIGH LINE
E TOWER
NORTH OFFICE TOWER
11TH AVE
RETAIL PAVILION
PUBLIC SQUARE
RETAIL PODIUM
10TH AVE
D TOWER
CULTURE SHED
SOUTH OFFICE TOWER
HIGH LINE
30TH ST
TERRA FIRMA
RESIDENTIAL
RESIDENTIAL
29TH ST

2008: RELATED SELECTED AS DEVELOPER




AND THEN...
HUDSON YARDS
ALLOY SITE
...THERE WERE TWO

- 39,518 SF footprint
- Owned and optioned parcels
- 24 FAR → 948,432 ZSF potential (1.1 RSF)
  10 FAR - As of right
  - 8 FAR - District Improvement Fund (cheap $)
  - 6 FAR - HYDC (FMV)
- 40% PILOT discount if:
  - First 5 mm ZSF
  - > 1mm ZSF
  - > 90% commercial use
- Alloy agrees to JV with Boston Properties


ALLOY SITE

2009: PHASE I OF HIGHLINE OPENS


HUDSON YARDS


HUDSON
YARDS
...BUT COACH EXECS NOT BELIEVERS


COACH

DEAL STRUCTURING

CONTROL

OPTIONS AVAILABLE

USE / OPPORTUNITY COST OF $$

THE BASICS



Mechanical
Mechanical
Mechanical
Mechanical
COACH
Mechanical
Mechanical
Mechanical

- 600,000-750,000 RSF
- Ownership – Condo
- Land price + cost of construction
- 40% PILOT Reduction

THE VISION THING


BILL PEDERSEN
KPF




REED KRAKOFF
COACH

TERM SHEET

CBRE

200 Park Avenue, 22nd Floor
New York, NY 10166
Tel: 212-984-8000
Fax: 212-984-8040
www.cbre.com

- JV structure
- Land price
- Development fee
- Cost allocation methodology
- GMP
- Funding process/timing
- ERY CAM (phasing)
- Lobby/elevator bank
- Initial/future expansion
- Major approval areas (JV)
- Retail/office restrictions
- Holdover indemnity
- ROFN
- Exclusivity period

COACH


WHAT
ABOUT...
516?
Sale to Related
with closing
upon Coach
relocation

CELEBRATION #1 (SEPT. 2011): Letter of Intent


COACH
EST. 1941
NEW YORK

MORE TO DO…




COACH

- Construction logistics
- Budgets – GMP, Coach specific item allowances
- Change order process
- Hurricane Sandy
- Related guarantees
- Project Labor Agreement (PLA)
- Condo dec and by laws
- Signage

COACH

CELEBRATION #2 (DEC. 2012): Groundbreaking





COACH

STAYING ON TRACK


Q1 Q2 Q3 Q4
CBRE RETAINED
CRITERIA
MARKET SEARCH
RFP / PROPOSALS
TERM SHEET
DOCS / TENANTS
BB CONSTRUCTION
T CONSTRUCTION
LETTER OF INTENT – SEPT. 2011
GROUNDBREAKING – DEC. 2012
INITIAL MOVE-IN
2007
2008
2009
2010
2011
2012
2013
2014
2015

COACH

SHOW ME THE $$$


Mechanical
Mechanical
SAP
Available
295,000 RSF
Mechanical
Mechanical
L'ORÉAL
COACH
Mechanical
Mechanical
Mechanical
OCCUPANCY


starwood
Hotels and Resorts
KUWAIT INVESTMENT AUTHORITY
J.P.Morgan
RELATED
OXFORD
FINANCING

COACH

THE CLOSING: April 10, 2013

- Joint Venture agreement
- Development agreement
- Condo dec
- PSA for 516
- Related guarantees
- Expansion lease
- L'Oreal lease
- SAP lease
- MTA lease
- KIA equity
- JPMC equity
- Starwood loan
- MTA
- Intercreditor agreements
- SNDAS
- Escrow agreement



CELEBRATION #3: The Cocktail Party (After the Closing)



April 2013: 200+ Active Participants

COACH

COACH